UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 10, 2007

 CIRCUIT RESEARCH LABS, INC.

(Exact name of registrant as specified in its charter)

Arizona	1-11353	86-0344671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7970 South Kyrene Road, Tempe, Arizona	85284
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (480) 403-8300

None

(Former name or former address, if changed since last report)

e

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

e

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

e

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

e

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On April 6, 2007, Circuit Research Labs, Inc. issued a press release announcing increased production to meet increasing demand, particularly for its Optimod 8500 product, and a related backlog of orders.  The information contained in the press release is deemed to be "filed" under the Securities Exchange Act of 1934 as Exhibit 99 to this report, and such press release is incorporated herein by reference.

Item 9.01

Exhibits

(d)

Exhibits.

99.01

Registrant’s press release, dated April 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCUIT RESEARCH LABS, INC.
Date: April 10, 2007	By:	/s/ Robert McMartin
	Name:	Robert McMartin
	Title:	Executive Vice President and Chief Financial Officer

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